Exhibit 10.17

AMENDMENT NO. 3

TO LEASE

THIS AMENDMENT NO. 3 is made and entered into this 26TH day of February, 2002, by and between A&P FAMILY INVESTMENTS, a California general partnership, as LANDLORD, and NEOMAGIC CORPORATION, a Delaware corporation, as TENANT.

RECITALS

A.     WHEREAS, by Lease Agreement dated February 5, 1996 Landlord leased to Tenant all of that certain 45,000+ square foot building located at 3260 Jay Street, Santa Clara, California, the details of which are more particularly set forth in said February 5, 1996 Lease Agreement, and

B.      WHEREAS, said Lease was amended by the Commencement Letter dated May 7, 1996 which confirmed the May 1, 1996 Lease Commencement Date and the April 30, 2003 Lease Termination Date, and,

C.      WHEREAS, said Lease was amended by Amendment No. 1 dated October 15, 1997, which amended the Lease by adding a co-terminous paragraph and a cross default paragraph in relation to a separate lease agreement dated October 9, 1997 between the parties hereto, and

E.      WHEREAS, said Lease was amended by Amendment No. 2 dated April 7, 2000 which amended the Lease by amending the Basic Rent Schedule and Aggregate Rent under the Lease, and

F.      WHEREAS, said Lease was amended by Letter Agreement dated June 8, 2001 whereby Landlord acknowledged the change of Tenant’s state of incorporation from California to Delaware, and,

G.      WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) reducing the Basic Rent due under the Lease for the period of June 1, 2002 through May 31, 2003 (“Reduced Rent Period”) and amending the Basic Rent schedule and Aggregate Basic Rent accordingly and (ii) deleting Paragraph 1 to Amendment No. 1 (“Lease Terms Co-Terminous”) as hereinafter set forth.

AGREEMENT

NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

1.       BASIC RENT SCHEDULE FOR PERIOD OF JUNE 1, 2002 THROUGH MAY 31, 2003:  As an accommodation to Tenant, and in consideration of the extension of Tenant’s lease with Landlord for premises located at 3250 Jay Street (“Jay 4 Lease”), Landlord has agreed to reduce the

Basic Rent due under the Lease for the period of June 1, 2002 through May 31, 2003.  Therefore, the Basic Rent shall be amended as follows:

                On June 1, 2002, the sum of SEVENTY-EIGHT THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($78,750.00) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 2003.

                The Aggregate Rent shall be decreased by $648,000.00, or from $6,481,832.66 to $5,833,832.66.

2.             DELETION OF INAPPLICABLE PARAGRAPH:  Landlord and Tenant acknowledge that Paragraph 1 of Amendment No. 1 (“Lease Terms Co-Terminous”) is hereby deleted in its entirety and shall be of no further force or effect.

3.       CONTINGENCY:  It is acknowledged that concurrently with the execution of this Amendment No. 3, Landlord and Tenant are also executing a separate lease amendment for Tenant’s leased premises located at 3250 Jay Street, Santa Clara, California (“Jay 4 Amendment”).  In the event Tenant does not execute and return to Landlord said Jay 4 Amendment by March 15, 2002, at Landlord’s option, this Amendment No. 3 shall be rescinded, in which case Tenant shall be responsible for the Basic Rent for the period of June 1, 2002 through May 31, 2003 (the scheduled Lease Termination Date) as detailed in Lease Amendment No. 2.

4.       EXAMINATION OF AMENDMENT:  This Amendment No. 3 shall not be effective until its execution by both Landlord and Tenant.

EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said February 5, 1996 Lease Agreement shall remain in full force and effect.

                IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 3 to Lease as of the day and year last written below.

LANDLORD:	TENANT:

A&P FAMILY INVESTMENTS	NEOMAGIC, INC
a California general partnership	a Delaware corporation

By	By
John Arrillaga, Trustee of the Richard T. Peery 1976 Children Trusts, as General Partner

Date:	Print or Type Name

Title:

3